Exhibit 32.1

                                CERTIFICATIONS OF
                      CHIEF EXECUTIVE OFFICER AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


            In connection with the annual report on Form 10-KSB of Capital Beverage Corporation (the " Company") for the year ended December 31, 2003 (the " Report"), I, Carmine N. Stella, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2004             By:    /s/ Carmine N. Stella
                                     ----------------------------------------
                                      Name:  Carmine N. Stella
                                      Title: Chief Executive Officer


            In connection with the annual report on Form 10-KSB of Capital Beverage Corporation (the " Company") for the year ended December 31, 2003 (the " Report"), I, Carol Russell, hereby certify in my capacity as Treasurer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 14, 2004            By:      /s/ Carol Russell
                                    -------------------------------------
                                       Name:  Carol Russell
                                       Title: Treasurer